Exhibit 10.12.2

SECOND AMENDMENT

TO TRUST AGREEMENT

UNDER

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

WHEREAS, Northeast Utilities Service Company (the "Company") and Bank of

America, N.A. as successor to Fleet National Bank (the "Trustee") are parties to the Trust

Agreement under Supplemental Executive Retirement Plan, effective as of May 2, 1994 (the

"Trust Agreement"), which trust is a grantor trust that provides some or all of the benefits due under Supplemental Executive Retirement Plan for Officers of Northeast Utilities System

Companies; and

WHEREAS, Section 12 of the Trust Agreement permits the Company and the Trustee to amend the Trust Agreement; and

WHEREAS, it is desired to amend the Trust Agreement as set forth herein;

NOW THEREFORE, BE IT RESOLVED, that the Trust Agreement is hereby amended, effective as of  November 12, 2008, as follows:

1. The preamble to the Trust Agreement is amended to substitute Bank of America, N.A.

as successor to Fleet National Bank, as the Trustee.

2. Section 2 of the Trust Agreement is hereby amended to add the following subparagraph (d):

"(d) The Company shall provide the Trustee with certified copies of the Plan and all amendments thereto, promptly upon their adoption.  After the execution of this Trust

Agreement, the Company shall promptly file with the Trustee a certified list of the names and specimen signatures of the Treasurer of the Company, the Senior Vice President and

Chief Financial Officer of the Company, any Assistant Treasurer and the Director Investment

Management of the Company (collectively, the "Authorized Party" or

"Authorized Parties"). The Company shall promptly notify the Trustee of the addition or deletion of any person's name to or from such list, respectively.

All directions and instructions to the Trustee from an Authorized Party shall include two

Authorized Party members and must be in writing, transmitted by mail or by facsimile or shall be an electronic transmission, provided the Trustee may, in its discretion, accept oral directions and instructions and may require confirmation in writing (collectively, an

"Authorized Direction").  An Authorized Direction from the Company shall require the signatures of two Authorized Parties from the Company if it directs the Trustee to make payments directly from the Trust pursuant to a Payment Schedule or to deposit in a checking account maintained by the Company for the purpose of making payments to the person or persons entitled to such payments under the Plan.  Until receipt by the Trustee of notice that any person is no longer authorized to so act, the Trustee may continue to rely on the authority of the person.  All certifications, notices, and directions by any such persons to tbe Trustee sha11 be in writing signed by such person or persons. The Trustee may rely on any such certification, notice, or direction purporting to have been signed by or on behalf of such persons that the Trustee believes to have been signed thereby.  The

Trustee may rely on any certification, notice, or direction of the Company that the

Trustee believes to have been signed by two or more duly authorized officers or agents of the Company.  The Company sha11 be responsible for keeping accurate books and records with respect to the employees of the Company and their rights and interests in the Trust

Fund, if any.  The Trustee shall be entitled to rely on and sha11 be fully protected in acting in accordance with a11 such Authorized Directions which it reasonably believes to have been given by Authorized Parties and in failing to act in the absence thereof and the

Trustee sha11 not be responsible or liable for any diminution of value of any securities or other property held by the Trustee (or its subcustodians)."

IN WITNESS WHEREOF, the parties hereto have caused this amendment to the Trust

Agreement to be duly executed this 12th day of November, 2008.

ATTEST

NORTHEAST UTILITIES SERVICE

COMPANY

  /s/ illegible

/s/  Randy Shoop

Its:       VP and Treasurer

ATTEST:

BANK OF AMERICA, N.A.

  /s/ illegible

/s/  William Parent

Its:  Vice President